SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of           March 19, 2004
earliest event reported)   ----------------------------


                            QUAKER CITY BANCORP, INC.
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               (Exact name of registrant as specified in charter)



              Delaware                   0-22528                 95-444421
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  (State or other jurisdiction of     (Commission              (IRS employer
           incorporation)             file number)           identification no.)


    7021 Greenleaf Avenue, Whittier, California                      90602
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     (Address of principal executive offices)                      (Zip code)


    Registrant's telephone number,
        including area code                 (562) 907-2200
                                     ----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     On March 19, 2004, Popular, Inc. and Quaker City Bancorp, Inc. jointly announced that they had entered into a definitive merger agreement. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the March 19, 2004 press release.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.                         Description
-----------                         -----------
Exhibit 99.1                        Press release dated March 19, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               QUAKER CITY BANCORP, INC.


Date:  March 19, 2004                        By:   /s/ Frederic R. (Rick) McGill
                                                   -----------------------------
                                            Name:  Frederic R. (Rick) McGill
                                            Title: President and Chief Executive
                                                   Officer

EXHIBIT INDEX
-------------


Exhibit No.    Description
-----------    -----------

   99.1        Press release dated March 19, 2004